UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2012

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On December 10, 2012, the Federal Home Loan Bank of New York ("FHLBNY") announced that:

1. Mr. Jay M. Ford, President & CEO, Crest Savings Bank, Wildwood, NJ, was elected by the FHLBNY’s eligible New Jersey members on December 6, 2012 to serve as a Member Director on the Board of Directors ("Board") representing FHLBNY members in the State of New Jersey commencing on January 1, 2013 for a term of four years;

2. Mr. Vincent Palagiano, Chairman & CEO, The Dime Savings Bank of Williamsburgh, Brooklyn, NY, was elected by the FHLBNY’s eligible New York State members on December 6, 2012 to serve as a Member Director on the Board representing FHLBNY members in the State of New York commencing on January 1, 2013 for a term of four years; and

3. Ms. C. Cathleen Raffaeli and Reverend Edwin C. Reed were elected by eligible members throughout the FHLBNY’s membership district (i.e., New York, New Jersey, Puerto Rico & the U.S. Virgin Islands) on December 6, 2012 to serve as Independent Directors on the Board commencing on January 1, 2013 for terms of four years each (in this regard, Rev. Reed will serve on the Board as a "Public Interest" Independent Director representing community interests in housing) (Mr. Ford, Mr. Palagiano, Ms. Raffaeli and Rev. Reed, collectively, the "Elected Directors").

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the Elected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2013; further, whether the Elected Directors are expected to be named to serve on any committee of the Board for 2013 has not yet been determined. (All of the Elected Directors currently serve on the Board; their terms expire on December 31, 2012. Mr. Ford currently serves as the Chair of the Board’s Audit Committee and also serves as the Vice Chair of the Board’s Strategic Planning Committee. Mr. Palagiano currently serves on the Board’s Compensation & Human Resources and Corporate Governance Committees. Ms. Raffaeli currently serves as the Chair of the Board’s Compensation & Human Resources Committee and also serves on the Board’s Government & Congressional Affairs and Strategic Planning Committees. Rev. Reed currently serves as Vice Chair of the Board’s Government & Congressional Affairs and Housing Committees and also serves on the Board’s Strategic Planning Committee.)

Compensation of the Elected Directors is expected to be in accordance with a 2013 Director Compensation Plan ("Compensation Plan") which will be voted on by the Board at a later time. Details regarding the Compensation Plan will be disclosed after the Compensation Plan is adopted in an appropriate filing with the U.S. Securities and Exchange Commission. In accordance with FHFA regulations, a copy of the Compensation Plan will be provided after adoption to the FHFA Director.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the open Member Directorship representing New Jersey members, 126 FHLBNY members in New Jersey were eligible to vote. Of this number, 71 members voted, representing 56 % of total eligible voting participants. The total number of eligible votes that could be cast for the open New Jersey Member Directorship was 3,272,602. Mr. Ford received 1,994,953 votes.

In addition to Mr. Ford, Mr. Issa E. Stephan, President & CEO, First Financial Federal Credit Union, Wall, NJ, was on the ballot; he received 17,953 votes.

With regard to the election held to fill the open Member Directorship representing New York State members, 206 FHLBNY members in New York State were eligible to vote. Of this number, 87 members voted, representing 42 % of total eligible voting participants. The total number of eligible votes that could be cast for the open New York State Member Directorship was 5,538,722. Mr. Palagiano received 1,650,198 votes.

In addition to Mr. Palagiano, Mr. John M. Tolomer, President & CEO, The Westchester Bank, Yonkers, NY, was on the ballot; he received 783,014 votes.

With regard to the election held to fill two open Independent Director seats, 340 FHLBNY members were eligible to vote. Of this number, 160 members voted, representing 47% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 10,249,369. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

* Ms. Raffaeli received 4,286,245 votes, representing 42% of the total number of eligible votes.

* Rev. Reed received 3,886,438 votes, representing 38 % of the total number of eligible votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2012 Director Election Report to FHLBNY security holders announcing New Jersey Member Director, New York State Member Director and districtwide Independent Director election results, dated December 10, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

December 10, 2012	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	2012 Director Election Report to FHLBNY security holders announcing New Jersey Member Director, New York State Member Director and districtwide Independent Director election results, dated December 10, 2012.